EXHIBIT 2.1
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         STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE
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                        by and among
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                   PANGEA PETROLEUM CORP.
                   a Colorado Corporation
       And Certain Shareholders of Pangea Petroleum Corp.
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                             and
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                     MASS ENERGY, INC.
                    a Texas Corporation
                  And its Sole Shareholder
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             effective as of September 15, 2000
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         STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE
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     THIS STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE, made
and entered into this 15th day of September, 2000, by and among Pangea Petroleum Corp., a Colorado corporation with its principal place of business located at 6666 Harwin
Drive, Suite 545, Houston, Texas 77036 ("Pangea") and the individuals listed on Exhibit "A" attached hereto and specifically incorporated herein by this reference (the "Pangea Shareholders"), Mass Energy, Inc., a Texas Corporation with its principal place of business at 6776 SW Freeway, Suite 620, Houston, Texas 77074 ("Mass") and the individuals listed on Exhibit "B" attached hereto and specifically incorporated herein by this reference (the
"Mass Shareholders"), (Mass and Mass Shareholders jointly referred to as the "Mass Parties")
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Premises
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     A.     This Agreement provides for the acquisition of
Mass by Pangea whereby Mass shall become a wholly owned subsidiary of Pangea in consideration of the issuance of 2,000,000 ($ 0.001 par value per share) shares of restricted common stock of Pangea (the "Transaction Shares") to the
Mass Shareholders as designated on Exhibit "A".    Within 20
working days following the Closing of this transaction, Pangea shall file an S-4 Registration Statement with the Securities and Exchange Commission to, among other things, register the Pangea shares transferred in this Agreement.
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     B.     The boards of directors of Mass and Pangea have
determined, subject to the terms and conditions set forth in this Agreement, that the transaction contemplated hereby is desirable and in the best interests of their stockholders, respectively. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed acquisition.
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Agreement
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     NOW, THEREFORE, on the stated premises and for and in
consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:
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                       ARTICLE I
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         REPRESENTATIONS, COVENANTS AND WARRANTIES OF
              PANGEA AND PANGEA SHAREHOLDERS
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     As an inducement to and to obtain the reliance of Mass,
Pangea and the Pangea Shareholders jointly and severally represent and warrant as follows:
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     Section 1.1     Organization. Pangea is a corporation
duly organized, validly existing, and in good standing under the laws of Colorado and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Schedule 1.1 sets forth complete and correct copies of the articles of incorporation, bylaws and amendments thereto of Pangea as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of Pangea's articles of incorporation or bylaws. Pangea has full power, authority and legal right and has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement and the issuance of the Transaction Shares.
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     Section 1.2     Capitalization.     The authorized
capitalization of Pangea consists of 50,000,000 Common Shares, $0.001 par value per share, and 10,000,000 Preferred Shares, $0.001 par value per share. As of the date hereof, Pangea has 25,999,578 shares of common shares issued and outstanding. Pangea is presently a public company listed on the OTC Electronic Bulletin Board. As of the date hereof, no shares of Preferred Stock are issued or outstanding. In addition, the Pangea has executed a Strategic Alliance Agreement and other documents relating thereto with Paradigm Advanced Technologies, Inc. ("Paradigm") whereby the
Paradigm has agreed to issue 7,500,000 of its common shares to WorldLink USA, LLC, a Nevada limited liability company jointly owned and controlled by Paradigm and Pangea ("WL Nevada"). All issued and outstanding shares are, and upon issuance the Transaction Shares shall be, legally issued, fully paid and nonassessable and are not issued in violation of the preemptive or other rights of any person. Pangea has no other securities, warrants or options authorized or issued except as set forth in Section 1.4 below.
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     Section 1.3     Subsidiaries and Predecessor
Corporations.     Except for Pangea Services, Inc., a Texas
corporation which is a wholly-owned subsidiary of Pangea,
and Mass, which will become a wholly-owned subsidiary of Pangea upon Closing, Pangea does not have any other subsidiaries and does not own, beneficially or of record, any shares of any other corporation. Pangea owns all of the issued and outstanding Class A equity interest in WL Nevada, representing one-half of the aggregate equity ownership of
WL Nevada. Paradigm owns all of the issued and outstanding Class B equity interest in WL Nevada, representing one-half of the aggregate equity ownership of WL Nevada.
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     Section 1.4     Options and Warrants.     There are no
existing options, warrants, calls or commitments of any character to which Pangea is a party and by which it is bound except that:
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          (a)     Paradigm has an outstanding warrant to
issue to WL Nevada 12,500,000 shares of Paradigm for a purchase price of $1.00 per share exercisable in whole or in part on or before ten years from September 7, 2000, provided that the Warrants can not be exercised in whole or in part without the written consent of Paradigm for a period of one year from September 7, 2000.
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          (b)     Pangea has an outstanding warrant to issue
to WL Nevada 12,500,000 Pangea common shares for a purchase price of $1.00 per share exercisable in whole or in part on or before ten years from September 7, 2000, provided that the Warrants can not be exercised in whole or in part
without the written consent of Pangea for a period of one year from September 7, 2000.
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          (c)     Pangea has outstanding warrants to issue
as employee salaries and bonuses approximately 1.5 million shares of Pangea's common capital stock upon payment of an exercise price ranging from five cents per share to one dollar per share.
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          (d)     Pangea has additional outstanding warrants
to issue to other investors fewer than 300,000 shares of its common capital stock upon payment of an exercise price of two dollars per share.
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     Section 1.5     Litigation and Proceedings.     To the
best of Pangea's knowledge and belief, there are no actions, suits, proceedings or investigations pending or threatened by or against Pangea, affecting Pangea or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of Pangea. Pangea does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.
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     Section 1.6     Material Contract Defaults.     To the
best of Pangea's knowledge and belief, Pangea is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of Pangea, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which Pangea has not taken adequate steps to prevent such a default from occurring.
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     Section 1.7     No Conflict With Other Instruments.
The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Pangea is a party or to which any of its properties or operations are subject.
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     Section 1.8     Governmental Authorizations.     To the
best of Pangea's knowledge, Pangea has all licenses, franchises, permits or other governmental authorizations legally required to enable Pangea to conduct its business in all material respects as conducted on the date hereof.
Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Pangea of this Agreement and the consummation of Pangea of the transactions contemplated hereby.
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     Section 1.9     Tax Matters; Books & Records
(a) The books and records, financial and others, of Pangea are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and
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(b)     Except for income taxes due for the 2000 tax year,
Pangea has no liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties).
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     Section 1.10     Securities Matters.  Pangea has not
violated any applicable federal or state securities law or regulation in connection with the offer, sale or issuance of any of its securities and, in connection therewith, has made adequate disclosure concerning its financial condition and business plans and operations sufficient in all cases to comply with the requirements of applicable state and federal securities laws and regulations. In addition, Pangea has internal control procedures in place to prevent insider trading and the manipulation of the market for its shares of common stock.
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     Section 1.11     Funding Commitment.     Pangea shall
provide funding to the Mass operating budget in an amount sufficient to pay the Mass accounts payable in a timely manner, including, without limitation, legal and accounting fees incurred by Mass in connection with the transaction described herein. Pangea shall also use its best efforts to provide Mass with at least $5,000,000, in addition to Mass's operating cash flow, for each consecutive twelve month period hereafter to be used for oil and gas exploration and production projects. If Pangea fails to meet its funding goal for exploration and production, the Mass Shareholders shall have the right to purchase from Pangea all of the then issued and outstanding capital stock of Mass on the terms set forth in Paragraph 4(c) of the Employment Agreement of even date herewith between Pangea and Randall W. Massey.
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     Section 1.12     Information.     The information
concerning Pangea as set forth in this Agreement and in the Pangea Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.
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                       ARTICLE II
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          REPRESENTATIONS, COVENANTS AND WARRANTIES
               OF MASS AND MASS SHAREHOLDERS
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     As an inducement to, and to obtain the reliance of
Pangea, Mass and the Mass Shareholders jointly and severally represent and warrant as follows:
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     Section 2.1     Organization.     Mass is a corporation
duly organized, validly existing and in good standing under the laws of Texas and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Mass Schedules (as hereinafter defined) are complete and correct copies of the Articles of Incorporation of Mass as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Mass's Articles of Incorporation or
Bylaws.    Mass has full power, authority and legal right
and has taken all action required by law, its Articles of Incorporation and Bylaws or otherwise to authorize the execution and delivery of this Agreement.
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     Section 2.2     Capitalization.     The authorized
capitalization of Mass consists of 100,000 common shares,
par value $1.00. As of the date hereof there are 1,000 shares issued and outstanding to Randall W. Massey. All issued and outstanding Mass shares have been legally issued, fully paid and are nonassessable as of August 31, 2000.
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     Section 2.3      Subsidiaries.     Mass has no
subsidiary companies.
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     Section 2.4     Tax Matters; Books & Records
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     (a)     The books and records, financial and others, of
Mass are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and
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     (b)     Except for income taxes due for the 2000 tax
year or as otherwise disclosed on Schedule 2.4(b), Mass has no liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties).
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     Section 2.5     Information.     The information
concerning Mass as set forth in this Agreement and in the Mass Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.
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     Section 2.6     Absence of Certain Changes or Events.
 Except as described herein or in the Mass Schedules, since
June 30, 2000:
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     (a)     Mass has not:  (i) amended its Articles of
Incorporation or Bylaws; (ii) waived any rights of value which in the aggregate are extraordinary or material considering the business of Mass; (iii) made any material change in its method of management, operation or accounting; or (iv) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee;
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     (b)     Except as disclosed on Schedule 2.6(b), Mass
has not: (i) granted or agreed to grant any options, warrants or other rights for its certificates, bonds or other corporate securities calling for the issuance thereof, which option, warrant or other right has not been canceled as of the Closing Date; (ii) borrowed or agreed to borrow any funds or incurred or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; and
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     (c)     to the best knowledge of Mass, it has not
become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets or condition of
Mass.
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     Section 2.7     Title and Related Matters.     Except
as disclosed on Schedule 2.7, Mass has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interests in properties and assets, real and personal (collectively, the "Assets") which are reflected in the most recent Mass balance sheet and the Mass Schedules or acquired after that date (except properties, interests in properties and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges or encumbrances. Except for applicable royalty interests or as set forth in the Mass Schedules, Mass owns free and clear of any liens, claims, encumbrances, or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with Mass's business. Except as set forth in the Mass Schedules, no third party has any right to, and Mass had not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of Mass or any material portion of its properties, assets or rights.
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     Section 2.8     Litigation and Proceedings.  There are
no actions, suits or proceedings pending or, to the best of Mass's knowledge and belief, threatened by or against or affecting Mass, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse effect on the business, operations, financial condition, income or business prospects of Mass. Mass does not have any knowledge of any default on its part with respect to any judgement, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality. All ongoing litigation to which Mass is a party on the date hereof is described on Schedule 2.8.
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     Section 2.9     Contracts.     On the Closing Date:
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     (a)     Except as disclosed on Schedule 2.9, there are
no material contracts, agreements, franchises, license agreements, or other commitments to which Mass is a party or by which it or any of its properties are bound;
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     (b)     Mass is not a party to any contract, agreement,
commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as Mass can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of Mass; and
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     (c)     Except as disclosed on Schedule 2.9, Mass is
not a party to any material oral or written: (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension, benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money;
(iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other similar contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate;  (vi)
collective bargaining agreement; (vii)   contract,
agreement, or other commitment involving payments by it for more than $10,000 in the aggregate.
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     Section 2.10     No Conflict With Other Instruments.
Except as disclosed on Schedule 2.10, the execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Mass is a party or to which any of its properties or operations are subject.
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     Section 2.11     Material Contract Defaults.     To the
best of Mass's knowledge and belief and except as disclosed on Schedule 2.11, Mass is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of Mass, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which Mass has not taken adequate steps to prevent such a default from occurring.
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     Section 2.12     Governmental Authorizations.  To the
best of Mass's knowledge, Mass has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Mass of the transactions contemplated hereby.
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     Section 2.13     Compliance With Laws and Regulations.
     To the best of Mass's knowledge and belief, Mass has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business; operations, properties, assets or condition of Mass or would not result in Mass's incurring any material liability.
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     Section 2.14     Insurance.     The properties of Mass
are insured for Mass's benefit in accordance with the insurance policies disclosed on Schedule 2.14.
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     Section 2.15     Approval of Agreement.  The holders of
all of the Common Voting Shares outstanding of Mass have authorized the execution and delivery of the Agreement by Mass and have approved the transactions contemplated hereby.
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     Section 2.16     Material Transactions or Affiliations.
Except as disclosed on Schedule 2.16, there are no material contract, agreement or arrangement between Mass and any person who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by Mass to own beneficially, ten percent (10%) or more of the issued and outstanding Common Shares of Mass and which is to be performed in whole or in part after the date hereof. Mass has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.  The employment arrangement described on Schedule
2.16 will be superseded at Closing by the Employment Agreement among Randall W. Massey, Mass and Pangea which Randall W. Massey will execute at Closing.
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     Section 2.17     Labor Relations.     Mass has never
had a work stoppage resulting from labor problems.
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     Section 2.18     Mass Schedules.     Upon execution
hereof, Mass shall deliver to Pangea Schedule 2.18
consisting of the following documents or information, which, together with the other Schedules referred to herein, are collectively referred to as the "Mass Schedules" which are dated the date of this Agreement, all certified by an officer of Mass to be complete, true and accurate:
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     (a)     complete and correct copies of the certificate
of incorporation, bylaws and amendment thereto of Mass as in effect as of the date of this Agreement;
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     (b)     copies of two (2) previous years (or since
inception if less than 2 years) financial statements of
Mass;
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     (c)     copies of two (2) previous years (or since
inception if less than 2 years) income and any other tax
returns of Mass;
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     (d)     all contracts of Mass presently in effect;
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     (e)     Disclosure Statement, and Officers and
Directors Questionnaires;
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     (f)     the description of any material adverse change
in the business, operations, property, assets, or condition of Mass since December 31, 1999 required to be provided pursuant to Section 2.5; and
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     (g)     any other information, together with any
required copies of documents, required to be disclosed in
the Mass Schedules by Sections 2.1 through 2.17.
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                       ARTICLE III
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          EXCHANGE PROCEDURE AND OTHER MATTERS
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     Section 3.1     Share Exchange/Delivery of Mass
Securities.     On execution and delivery of this Agreement,
the holders of Mass Common Shares (and Preferred Shares or any other outstanding security including, but not limited to, options, warrants, conversion rights or other equity interests , if any) shall deliver to Pangea (i) certificates or other documents evidencing all of the issued and outstanding Mass Common Shares (and Preferred Shares or any other outstanding security including, but not limited to, options warrants, conversion rights or other equity interests, if any), duly endorsed in blank or with executed powers attached thereto in transferrable form. Certificates representing all previously issued and outstanding Common Shares of Mass shall be canceled and all rights in respect thereof shall be transferred to and shall vest in Pangea, so that Mass shall become a wholly owned subsidiary of Pangea. Mass's legal counsel shall take all appropriate action in Texas to confirm such transaction.
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     Section 3.2     Issuance of Pangea Common Shares.
In exchange for all of the Mass Common Shares tendered pursuant to Section 3.1, Pangea shall issue an aggregate of 2,000,000 "restricted" Pangea Common Shares to Randall W. Massey, the sole shareholder of Mass. Pangea agrees that within 20 working days following the execution and delivery of this Agreement closing the transaction described herein, it will file an S-4 registration statement with the Securities and Exchange Commission to register the Transaction Shares. Upon effectiveness of the S-4 registration statement, the Transaction Shares issued to Randall W. Massey hereunder shall be unrestricted. Until such time as the registration statement is deemed effective, such shares shall be "restricted" for one year from date of issuance in accordance with Rule 144 of the Securities Act of 1933. Pangea will promptly fulfill all requirements to cause the S-4 registration statement to become effective without unreasonable delay.
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     Section 3.3     Closing.     The closing ("Closing") of
the transactions contemplated by this Agreement shall be on the date hereof ("Closing Date").
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     Section 3.4     Directors of Mass After Acquisition.
Upon the Closing, the Board of Directors of Mass shall be
the following: Randall W. Massey and C. Scott Massey. Each director shall hold office until his successor shall have been duly elected and shall have qualified or until his earlier death, resignation or removal.
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     Section 3.5     Officers of Mass.     Upon the closing,
the following persons shall be elected as officers of Mass in accordance with procedures set forth in the Mass bylaws:

          NAME                              OFFICE
     ------------------        -------------------------------------------------
     Randall W. Massey         Chief Executive Officer, President and Secretary
     C. Scott Massey           Chief Financial Officer

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     Section 3.6     Post Closing Requirements of Mass
Operation. Subsequent to closing of this transaction, Mass, the Texas operating company shall undertake the following:
(i) provide all financial information to Pangea on a quarterly basis; (ii) provide Pangea duplicate statements of the Mass bank account immediately after receipt of same; and
(iii) after Closing, cooperate with Pangea's certified public accountant to complete audited financial statements (including pro forma financial statements) up to the latest calendar year end and reviewed financial statements for the period from January 1, 2000 through June 30, 2000 or such other period as may be required for Pangea to file a Form 8-K with the SEC. Mass and the Mass Shareholders shall cooperate fully with Pangea regarding same.
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                        ARTICLE IV
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                     SPECIAL COVENANTS
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     Section 4.1     Access to Properties and Records.
Prior to closing, Mass and Pangea have each afforded to the officers and authorized representatives of the other full access to the properties, books and records of Mass and Pangea as the case may be, in order that each may have full opportunity to make such reasonable investigation as it desired to make of the affairs of the other and each will furnish the other with such additional financial and operating data and other information as to the business and properties of Mass and Pangea as the case may be, as the other shall from time to time reasonably request.
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     Section 4.2     Availability of Rule 144.     Each of
the parties acknowledge that the Transaction Shares be issued pursuant to this Agreement will be "restricted securities, " as that term is defined in Rule 144 promulgated pursuant to the Securities Act until such time as the S-4 registration statement filed with the SEC on the date hereof is ordered effective.
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     Section 4.3     Special Covenants and Representations
Regarding the Pangea Common Shares to be Issued in the Exchange. The consummation of this Agreement, including the issuance of the Transaction Shares to the Shareholders of Mass as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the Mass Shareholders acquire such securities.
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     Section 4.4     Third Party Consents.  Mass and Pangea
agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.
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     Section 4.6     Indemnification.
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     (a)     Mass and Randall W. Massey,  individually,
hereby agree to indemnify Pangea and each of the officers, agents and directors of Pangea as of the date of execution of this Agreement and as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject to arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement, and particularly the representation regarding no liabilities referred to in
Section 2.4 (b). The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement; and
<P>
     (b) Pangea and its officers and directors hereby agree to indemnify Mass and each of the officers, agents, directors and current shareholders of Mass as of the date of the execution of this Agreement and as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this Section shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.
<P>
                        ARTICLE V
<P>
               MASS OBLIGATIONS AT CLOSING
<P>
     At Closing:
<P>
     Section 5.1     Shareholder and Director Approval.
All of the Directors and a majority of the holders of the shares of Common Stock issued and outstanding of Mass shall have approved this Agreement and the transactions contemplated herein.
<P>
     Section 5.2     Opinion of Counsel to Mass.     Counsel
to Mass is delivering to Pangea an opinion dated the Closing Date, in substantially the following form:
<P>
     (a) Mass is a corporation duly organized, validly existing, and in good standing under the laws of Texas and has the corporate power to conduct its business as now conducted;
<P>
     (b) To the best knowledge of such legal counsel, the execution and delivery by Mass of this Agreement and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not conflict with or result in the breach of any term or provision of Mass's certificate of incorporation or Bylaws;
<P>
     (c) All issued and outstanding Share Certificates are legally issued, fully paid and nonassessable.
<P>
     Section 5.3     Stock Certificate(s).     Randall W.
Massey is delivering to Pangea a certificate or certificates representing all of the issued and outstanding shares of the common capital stock of Mass, duly endorsed or otherwise in proper form for the transfer of such shares to Pangea.
<P>
                       ARTICLE VI
<P>
              PANGEA OBLIGATIONS AT CLOSING
<P>
     At Closing:
<P>
     Section 6.1 Shareholder and Director Approval. Holders of a majority of the issued and outstanding common shares of Pangea and the Directors of Pangea shall have approved this Agreement and the transactions contemplated herein.
<P>
     Section 6.2     Opinion of Counsel to Pangea.
Richard I. Anslow & Associates, as counsel to Pangea, is delivering to Randall W. Massey an opinion dated the Closing Date, in substantially the following form:
<P>
     (a) Pangea is a corporation duly organized, validly existing, and in good standing under the laws of the state of Colorado and has the corporate power to carry on its business as it is now being conducted;
<P>
     (b) To the best knowledge of such legal counsel, the execution and delivery by Pangea of this Agreement and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not conflict with or result in the breach of any term or provision of Pangea's articles of incorporation or bylaws;
<P>
     (c) The Transaction Shares to be issued to the Mass Shareholders pursuant to the terms of this Agreement will be, when issued in accordance with the terms hereof, legally issued, fully paid and non-assessable; and upon effectiveness of the S-4 registration statement filed by Pangea on the date hereof, the Transaction Shares shall be freely tradable without restriction.
<P>
     Section 6.3     Stock Certificate(s).     Within five
business days following Closing, Pangea is delivering to Randall W. Massey a certificate or certificates representing all of the Transaction Shares registered in the name of Randall W. Massey.
<P>
                       ARTICLE VII
<P>
                       MISCELLANEOUS
<P>
     Section 7.1     Brokers and Finders.     Each party
hereto hereby represents and warrants that it is under no obligation, express or implied, to pay certain finders in connection with the bringing of the parties together in the negotiation, execution, or consummation of this Agreement. The parties each agree to indemnify the other against any claim by any third person not listed in Schedule 7.1 for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.
<P>
     Section 7.2     Law.  Forum and Jurisdiction.     This
Agreement shall be construed and interpreted in accordance with the laws of the State of Texas, United States of America.
<P>
     Section 7.3     Notices.     Any notices or other
communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:
<P>
     If to Pangea:     Richard I. Anslow & Associates
                       4400 Route 9 South, 2nd Floor
                       Freehold, New Jersey 07728
<P>
     If to Mass:       Mass Energy, Inc.
                       6776 SW Freeway, Suite 620
                       Houston, Texas 77074
<P>
or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have given as of the date so delivered, mailed or telegraphed.
<P>
     Section 7.4     Attorneys' Fees.     In the event that
any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parities shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fee, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.
<P>
     Section 7.5     Confidentiality.     Each party hereto
agrees with the other parties that, unless and until the reorganization contemplated by this Agreement has been consummated, they and their representatives will hold in strict confidence all confidential data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.
<P>
     Section 7.6     Schedules; Knowledge.     Each party is
presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.
<P>
     Section 7.7     Third Party Beneficiaries.     This
contract is solely among Mass, Mass Shareholders, Pangea and the Pangea Shareholders and except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.
<P>
     Section 7.8     Entire Agreement.     This Agreement
and the Employment Agreement of Randall W. Massey together represent the entire agreement between the parties relating to the subject matter hereof. This Agreement and the Employment Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except a set forth herein or therein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.
<P>
     Section 7.9     Survival; Termination.     The
representations, warranties and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for 24 months.
<P>
     Section 7.10     Counterparts.     This Agreements may
be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.
<P>
     Section 7.11      Amendment or Waiver.     Every right
and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.
<P>
     Section 7.12     Incorporation of Recitals.     All of
the recitals hereof are incorporated by this reference and are made a part hereof as though set forth at length herein.
<P>
     Section 7.13     Expenses.     Except as provided in
Section 1.12, each party herein shall bear all of their respective cost s and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.
<P>
     Section 7.14     Headings; Context.     The headings of
the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.
<P>
     Section 7.15     Benefit.     This Agreement shall be
binding upon and shall inure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.
<P>
     Section 7.16     Public Announcements.     Except as
may be required by law, neither party shall make any public announcement or filing with respect to the transactions provided for herein without the prior written consent of the other party hereto.
<P>
     Section 7.17     Severability.     In the event that
any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.
<P>
     Section 7.18 No Strict Construction. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.
<P>
     Section 7.19 Execution Knowing and Voluntary. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprized by its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; and (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.
<P>
     IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

ATTEST:                              PANGEA PETROLEUM CORP.
/s/ Karen L. Cloud                   By:/s/ Charles B. Pollock
------------------------             -------------------------------------
    KAREN CLOUD, Secretary                  CHARLES B. POLLOCK, Chief Executive Officer
<P>
WITNESS:                             PANGEA PETROLEUM CORP. SHAREHOLDER
<P>
------------------------             -------------------------------------
<P>
------------------------             -------------------------------------
<P>
                                     MASS ENERGY, INC.
ATTEST:
<P>
                                     By: /s/ Randall W. Massey
------------------------             -------------------------------------
                                               RANDALL W. MASSEY, President
<P>
WITNESS:                              MASS ENERGY, INC. SHAREHOLDER
<P>
                                      /s/ Randall W. Massey
--------------------------            --------------------------------------
                                          RANDALL W. MASSEY
<P>

<P>
                       EXHIBIT A
<P>
           LIST OF PANGEA PETROLEUM CORPORATION
                 PARTICIPATING SHAREHOLDERS
<P>
                        [to come]
<P>
                       EXHIBIT "B"
<P>
           ------------------------------------
<P>
          LIST OF MASS ENERGY, INC. SHAREHOLDER
<P>
           ------------------------------------

     Name                                       % of Shares
     -----------------------                    ----------------------
     Randall W. Massey                          100%
<P>
     TOTAL                                      100%
                                                ======================

<P>